                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 23, 1999

                                HEALTHWATCH, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          GEORGIA                    000-11476                 84-0916792
(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)

                           9040 ROSWELL ROAD, SUITE 470
                              ATLANTA, GEORGIA 30350
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 770-641-5555
              (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




                            EXHIBIT INDEX ON PAGE 3

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Item 5.   Other Events

          See description of event in the press release dated December 27, 1999, attached hereto as Exhibit 99.1.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEALTHWATCH, INC.


                                   By:  /s/ Paul W. Harrison
                                       -------------------------------------
                                        Paul W. Harrison

                                   Date:  12/20/99
                                         -----------------------------------
                                   Name and Title:  Paul W. Harrison
                                                    Chief Executive Officer



DESCRIPTION                                   PAGE

Press Release dated __________________        __________